Exhibit 23.1



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                    -----------------------------------------

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 of our report dated October 10, 2001 appearing in Imaging Technologies Corporation's Annual Report on Form 10-K for the fiscal year ended June 30, 2001.




/s/  Boros  &  Farrington  PC-
Boros  &  Farrington  PC

San  Diego,  California
October  15,  2001